Scudder Cash Investment Trust
    Supplement to Statement of Additional Information dated November 1, 1996

The following replaces the last paragraph in the section entitled "Other Information" (on page 16):

         The Fund reserves the right, with regard to those investors who maintain a non-fiduciary account balance of less than $2,500 in the Fund, without establishing an AIP, to assess an annual $10.00 per fund account charge with the fee to be reinvested in the Fund. The $10.00 charge will not apply to accounts of shareholders with a combined household account balance in any of the Scudder Funds of $25,000 or more. The Fund also reserves the right, following 60 days' written notice to shareholders, to redeem all shares in accounts with a value below $250, including accounts of new investors, where a reduction in value has occurred due to a redemption or exchange out of the account. The Fund will mail the proceeds of the redeemed account to the shareholder at the address of record. Reductions in value that result solely from market activity will not trigger an involuntary redemption. UGMA, UTMA, IRA and other retirement accounts will not be assessed the $10.00 charge or be subject to automatic liquidation.



June 25, 1997